SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Sturm, Ruger & Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

+ Online Go to www.envisionreports.com/RGR or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 a.m., EDT, on May 8, 2019 Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Sturm, Ruger & Company, Inc. Stockholder Meeting to be Held on May 8, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to stockholders are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/RGR. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 25, 2019 to facilitate timely delivery. 2NOT + 030K3B Stockholder Meeting Notice Sturm, Ruger & Company, Inc. Annual Meeting of Stockholders will be held on May 8, 2019 at the Lake Sunapee Country Club, 289 Country Club Lane, New London, NH 03257 at 9:00 a.m. EDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors unanimously recommends a vote FOR the election of nine Directors, and FOR Proposals 2 and 3: 1. Election of Directors: 01 - John A. Cosentino, Jr. 02 - Michael 0. Fifer 03 - Sandra S. Froman 04 - C. Michael Jacobi 05 - Christopher J. Killoy 06 - Terrence G. O'Connor 07 - Amir P. Rosenthal 08 - Ronald C. Whitaker 09 - Phillip C. Widman 2. The ratification of the appointment of RSM US LLP as the Independent Auditors of the Company for the 2019 fiscal year. 3. An advisory vote on the compensation of the Company's Named Executive Officers. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/RGR. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Sturm, Ruger & Company, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 25, 2019.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 a.m. EDT, on May 8, 2019 Online Go to www.envisionreports.com/RGR or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/RGR 2019 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 1. Election of Directors: 01 - John A. Cosentino, Jr. For Withhold 02 - Michael 0. Fifer For Withhold 03 - Sandra S. Froman For Withhold + 04 - C. Michael Jacobi 05 - Christopher J. Killoy 06 - Terrence G. O'Connor 07 - Amir P. Rosenthal 08 - Ronald C. Whitaker For Against Abstain 09 - Phillip C. Widman For Against Abstain 2. The ratification of the appointment of RSM US LLP as the 3. An advisory vote on the compensation of the Company’s Named Independent Auditors of the Company for the 2019 fiscal year. Executive Officers. Any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 92BV + 030K1A Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/RGR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/RGR • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Sturm, Ruger & Company, Inc. + Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for Annual Meeting — May 8, 2019 Christopher J. Killoy and Kevin B. Reid, Sr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Sturm, Ruger & Company, Inc. to be held on May 8, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. +